FFA-1 02/09

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SUPPLEMENT DATED FEBRUARY 12, 2009

TO THE PROSPECTUS DATED MAY 1, 2008

of Franklin Templeton VIP Founding Funds Allocation Fund (the “Fund”)

a series of Franklin Templeton Variable Insurance Products Trust

The Annual Fund Operating Expenses table and footnotes included under "Fees and Expenses" of the Fund's Class 4 prospectus, page FFA-7, are replaced with the following:

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)1

Class 4

Distribution and service (12b-1 fees)[1]	0.35%
Other expenses, including administration fees[1,2]	0.41%
Acquired funds estimated fees and expenses[3]	0.65%
Total annual operating expenses[1,2,3]	1.41%
Administration fees waiver and expense reduction[2]	-0.28%
Net annual Fund operating expenses[1,2,3,4]	1.13%

1.	Operating expenses are estimates based on Class 1 expenses for the fiscal year ended December 31, 2007, except for the 12b-1 fees which are based on the Class 4 maximum contractual amounts.

2.	Effective December 1, 2007, the administrator has contractually agreed to waive or limit its fee and to assume as its own expense certain expenses otherwise payable by the Fund, excluding acquired funds' fees and expenses, so that direct operating expenses of the Fund do not exceed 0.48% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganization, and liquidations) until April 30, 2009.

3.	Acquired funds' estimated fees and expenses are based on the acquired funds' Class 1 expenses for the fiscal year ended December 31, 2007.

4.	Because Fund shares are held by a limited number of Insurers, substantial withdrawals by one of more Insurers could reduce Fund assets, causing total Fund expenses to become higher.

Please keep this supplement for future reference.

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